Consolidated Statements of Operations - USD ($)	12 Months Ended
	Oct. 31, 2019	Oct. 31, 2018	Oct. 31, 2017
Net sales	$ 71,324,446	$ 87,828,590	$ 64,092,848
Cost of goods sold	53,019,699	59,955,390	43,294,921
Gross profit	18,304,747	27,873,200	20,797,927
Selling, general and administrative expenses	23,434,360	26,130,956	21,968,757
Royalty (income) expense, net	(6,510)	(32,898)	120,478
Amortization of intangible assets	38,598	34,768	25,704
Income (loss) from operations	(5,161,701)	1,740,374	(1,317,012)
Other expense, net:
Interest expense	(521,142)	(608,417)	(523,035)
Other, net	7,717	(79,855)	95,838
Other expense, net	(513,425)	(688,272)	(427,197)
Income (loss) before income taxes	(5,675,126)	1,052,102	(1,744,209)
Total Net Income Tax Expense (Benefit)	(5,805)	(16,651)	(5,438)
Net income (loss)	$ (5,669,321)	$ 1,068,753	$ (1,738,771)
Net income (loss) per share - basic and diluted (in dollars per share)	$ (0.77)	$ 0.14	$ (0.27)